UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2012

REGAL BELOIT CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (608) 364-8800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 3, 2012, Regal Beloit Corporation (the “Company”) announced that the Company’s Board of Directors has appointed Mark J. Gliebe, President and Chief Executive Officer and a Director of the Company, to serve as Chairman of the Board effective as of January 2, 2012. Mr. Gliebe succeeds Henry W. Knueppel, who has resigned from the position of Executive Chairman of the Board as previously announced. Mr. Knueppel will remain on the Board of Directors.

A copy of the Company’s news release announcing these changes is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(99.1)	News Release of Regal Beloit Corporation, dated January 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: January 5, 2012	By:	/s/ Peter C. Underwood
Peter C. Underwood
Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated January 3, 2012

Exhibit Number

(99.1)	News Release of Regal Beloit Corporation, dated January 3, 2012.

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